                                                                   EXHIBIT 10.23

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

No. W-COMM - ________      Warrant to Purchase up to 1,742,000 Shares of Common
                           Stock (subject to adjustment)

                       WARRANT TO PURCHASE COMMON STOCK

                                      of

                                 TELLIUM, INC.
                         Void after September 20, 2005
     (subject to earlier termination in accordance with the terms hereof)

     This certifies that, for value received, EXTANT, INC., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from TELLIUM, INC., a Delaware corporation (the "Company"), up to 1,742,000 shares of the voting Common Stock, $.001 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The shares of Common Stock exercisable hereunder are subject to vesting as provided below.

     This Warrant is issued in connection with the transactions described in that certain Purchase Agreement, dated as of September 21, 1999, between the Company and the Holder (the "Purchase Agreement"). The Holder of this Warrant shall be entitled to certain rights and privileges, and subject to certain obligations set forth in the Purchase Agreement. This Warrant is the "Warrant" described in the Purchase Agreement.

1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending on 5:00 p.m., Eastern Standard Time, on September 20, 2005, and shall be void thereafter.

2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be equal to $9.15 per share. The Exercise Price shall be subject to adjustment as provided below.

3.  Exercise of Warrant.

     (a) The purchase rights represented by this Warrant, as to shares which have vested pursuant to the vesting schedule attached hereto as Annex 1 (the "Vesting Schedule"), are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i),
(ii) and (iii), in each case, of the purchase price of the shares to be purchased.

     (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     (c) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion hereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:


                                  X = Y(A-B)
                                      ------
                                        A

Where     X =  the number of shares of Common Stock to be issued to the Holder;

          Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares of Common Stock purchasable in respect of the portion hereof being cancelled (at the date of such calculation);

          A = the fair market value of one share of the Company's Common Stock (at the date of such calculation); and

          B =  Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that if a public market for the Common Stock exists at the
--------  -------
time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the

NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall
                                                                        --- ----
Street Journal for the five trading days prior to the date of determination of
------ -------
fair market value. Notwithstanding the foregoing, in the event this Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering. For purposes of Rule 144 under the Securities Act, 17 CFR (S)230.144, the Company and the Holder agree that the exercise of this Warrant in accordance with this Section 3(c) shall be deemed to be a conversion of such portion of the Warrant, pursuant to the terms hereof, into Common Stock.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined in good faith by the Board of Directors of the Company) multiplied by such fraction.

5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

7.  Transfer of Warrant.

     (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this

Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

     (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company) and any shareholders agreement to which the transferor is a party. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

     (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     (f) Stockholder Agreement. This Warrant, and the shares of Common Stock to be issued upon exercise hereof, shall be deemed to be "Shares" restricted by the Stockholders Agreement dated as of February 11, 1999 (the "Stockholders Agreement") among the Company and certain stockholders of the Company. In connection with any exercise of this Warrant, any Holder hereof shall execute a "Joinder Agreement" and become a party to such Stockholders Agreement.

8. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.   Notices.

     (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

     (b)  In the event:

          (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

     (c) In the event that a registration statement (other than on Form S-4 or S-8) is filed with the Securities and Exchange Commission with respect to the Company's Common Stock, the Company shall mail or cause to be mailed to the Holder or Holders a notice specifying the expected effective date of such registration statement. Such notice shall be mailed at least 30 days prior to the expected effective date of such registration statement.

          (d) All such notices, advice and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

10.       Amendments.

          (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

11. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          11.1. Merger, Sale of Assets, etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          11.2. Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

     11.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

     11.4. Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

     11.5. Adjustments for Dilutive Issuances. The Company acknowledges that if it were to issue any Common Stock or other class of capital stock of the Company ("Shares") for a consideration that is less than the Exercise Price per Share on the date of issuance, or if it were to grant any rights to subscribe for or purchase, or any options for the purchase of, Shares or any other securities convertible into or exchangeable for Shares, and the total consideration payable for the Shares issuable upon the exercise of the rights or options or upon conversion or exchange of the convertible securities is less than the Exercise Price per Share (all of the foregoing being referred to as a "Dilutive Issuance"), the effect would be to dilute the interest in the Company that the Company and Holder intend that Holder be able to purchase upon exercise of this Warrant. Accordingly, the Company covenants and agrees that it shall not make any Dilutive Issuance (except pursuant to a Qualifying Stock Option Plan, as the term is defined in Section 11.5(iii) below) without giving prior written notice of the Dilutive Issuance to the Holder.

            (i) Upon any Dilutive Issuance, the number of Warrant Shares (as defined below) issuable pursuant to this Warrant, and the Exercise Price per Warrant Share, shall be adjusted pursuant to Section 11.5(ii) below. If there is any other issuance which has a similar effect on the Holder as that of

Dilutive Issuance, then appropriate amendment shall be made to the provisions of this Warrant so as to protect the Holder from dilution in a manner consistent with this Section 11.5.

          (ii)  The number of Warrant Shares shall be adjusted as follows:

                (A) The number of Warrant Shares issuable pursuant to this Warrant shall be adjusted to be equal to the product obtained by multiplying the number of Warrant Shares issuable pursuant to this Warrant immediately before the sale by a fraction, the numerator of which shall be the product of (x) the total number of Shares outstanding on a fully diluted basis immediately after the issuance or sale, multiplied by (y) the Exercise Price per Share immediately before the issuance or sale, and the denominator of which shall be the sum of
(i) the total number of Shares outstanding on a fully diluted basis immediately before the issuance or sale, multiplied by the Exercise Price per Share immediately before the issuance or sale, plus (ii) the total amount of the consideration received by the Company upon the issuance or sale, and

                (B) The Exercise Price per Warrant Share shall be adjusted so that the total Exercise Price payable upon the exercise of this Warrant for all Warrant Shares issuable pursuant to this Warrant immediately before the sale shall be equal to the total Exercise Price payable upon the exercise of this Warrant for all Warrant Shares issuable pursuant to this Warrant after giving effect to the adjustment in Section 11.5(ii)(A) above.

For the purposes of this Section 11.5(ii), all Warrant Shares that may ultimately become issuable pursuant to this Warrant shall be deemed issuable immediately before the date of the sale.

          (iii) This Section 11.5 shall not apply to any grants, issuance or sales of Shares or options to purchase the Shares to employees of the Company pursuant to a stock option, stock purchase or similar plan in existence as of the date of this Warrant or adopted after the date of this Warrant, provided that under the Company's stock option plan the Company is not authorized to issue in the aggregate more than fifteen percent (15%) of the issued and outstanding Shares on a fully diluted basis after exercise, including exercise of this Warrant as to all Warrant Shares for which it may be or become exercisable (such a stock option or stock purchase plan is referred to as a "Qualifying Stock Option Plan").

     11.6. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

     11.7. No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

12.  General.

     12.1. Governing Law. This Warrant shall be governed by and construed according to the laws of the State of New Jersey (excluding the choice of law rules thereof).

     12.2. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

     12.3. References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

     12.4. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

IN WITNESS WHEREOF, TELLIUM, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 21, 1999

                                    TELLIUM, INC.



                                    By: ________________________
                                          Name:
                                          Title:

                                                                 ANNEX I
                                                                 -------

                                VESTING SCHEDULE

          (***) of the shares subject to the Warrant (the "Warrant Shares") shall irrevocably vest immediately upon execution and delivery of the Purchase Agreement by Extant, provided that Extant shall have obtained financing pursuant to Section 8 of the Purchase Agreement for the purchase of at least (***) of Products from Tellium. (***) of the Warrant Shares shall irrevocably vest upon delivery of an order by Extant and acceptance thereof by Tellium for at least (***) (such order to be coincident with signed Purchase Agreement and to include (***) already in Extant's possession for testing), and an additional (***) of the Warrant Shares shall irrevocably vest upon payment therefor. (***) of the Warrant Shares shall irrevocably vest on delivery of (***) orders by Extant and acceptance thereof by Tellium for at least (***) in the aggregate, and an additional (***) on payment therefor.

          The remaining Warrant Shares shall irrevocably vest at a rate of (***) or each (***) of products and services (including, without limitation, the (***) referenced above) delivered under the Purchase Agreement and acceptance and payment therefor by Extant, provided that, subject to the terms of this vesting schedule, Extant purchases at least (***) of products and services during the (***) anniversary years (as defined below) during which the Warrant is outstanding; provided, further, that such (***) purchase requirement shall not apply to (***). Notwithstanding the foregoing, if Extant pays any (***) with respect to any Purchase Agreement products to any contractor other than Tellium, such (***) shall be excluded in calculating whether Extant has accepted and paid for any (***) increment of products and services for purposes of determining the vesting of Warrant Shares. The Warrant Shares shall irrevocably vest with respect to each such (***) of products and services on the date upon which Extant completes payment for such (***) of products and services, and not at the end of the anniversary year during which such payment is made. Notwithstanding the foregoing, in the event that Extant fails to purchase at least (***) of products and services during any such anniversary year, (i) the vesting of previously vested Warrant Shares shall be unaffected, and (ii) Warrant Shares shall continue to irrevocably vest at the rate of (***) for each (***) of products and services purchased by Extant pursuant to the Purchase Agreement, so long as the quotient obtained by dividing (a) the aggregate amount purchased by Extant for products and services under the Purchase Agreement during such year and each prior year during the term of this Warrant (collectively, the "Completed Years") by (b) the Completed Years, is equal to or in excess of (***). For purposes of this vesting schedule, the term "anniversary year" is based on the effective date of the Purchase Agreement.

          Example 1: If Extant purchases products and services during anniversary years (***) equal to (***), (***), (***), (***) and (***), respectively, the following vesting would result: (***) of the Warrant Shares would irrevocably vest during Year (***) because (***) of purchases had been made by that date; the Warrant Shares would continue to be eligible to vest through Year (***) even though an additional (***) had not been purchased, because the average of Years (***) through (***) is (***); no Warrant Shares would vest in Year (***) even though the average purchases of Years (***) through (***) is (***) because an additional (***) of purchases would not have been made by such date; however, the Warrant Shares would still be eligible to vest at a later date; (***) would vest during Year (***) (because the average of Years (***) through (***) is (***) and because a total of (***) of purchases would have been made); and (***) would vest during Year (***) (because the average of Years (***) through (***) is (***) and because a total of (***) of purchases would have been made). However, if Extant purchased (***) in Year (***) of this example rather than (***), the Warrant Shares would cease vesting at the end of Year (***) because the average purchases during years (***) through (***) would be (***) and only (***) of purchases would have been made by such date; the (***) that vested during Year (***) would be unaffected.

          Example 2: If Extant purchases products and services in anniversary years (***) through (***) equal to (***), (***), (***), (***) and (***), respectively, the following vesting schedule would result: No Warrant Shares would vest in Year (***) (because purchases were less than (***)); (***) would vest in Year (***) (because the average for Years (***) and (***) is (***) and a total of (***) in purchases would have been made); (***) would vest in Year (***) (because less than an additional (***) in purchases were made after the last vesting of Warrant Shares and the average of Years (***) through (***) is (***)); (***) would vest in Year (***) (because the average for Years (***) through (***) is (***) and an aggregate of (***) in purchases would have been made ((***) - (***) =(***))); and (***) would vest in Year (***) (because the average for Years (***) through (***) is (***) and an aggregate of (***) in purchases would have been made).

                                                                        ANNEX II
                                                                        --------

                              NOTICE OF EXERCISE

To: TELLIUM, INC.

     (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of TELLIUM, INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

     Name                     Address                  No. Shares
     ----                     -------                  ----------



     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________            Holder: _____________________________


                                        By: _________________________________
                                              Name:
                                              Title:

                                                            ANNEX III
                                                            ---------

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                   Address                  No. of Shares
----------------                   -------                  -------------




and does hereby irrevocably constitute and appoint Attorney ____________________ to make such transfer on the books of TELLIUM, INC. maintained for such purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated: ________________________         Holder: _____________________________


                                        By: _________________________________
                                              Name:
                                              Title:

                                 TELLIUM, INC.
                              Two Crescent Place
                         Oceanport, New Jersey  07757



December __, 1999


Extant, Inc.
2821 South Parker Road
Suite 700
Aurora, Colorado  80014

Ladies and Gentlemen:

     Reference is made to the Warrant to purchase 1,742,000 shares of common stock, par value $.001 per share, of Tellium, Inc. issued to Extant, Inc. (the "Warrant") pursuant to a purchase agreement dated September 21, 1999, as previously amended. The parties hereto hereby agree that the Vesting Schedule of the Warrant attached thereto as Annex I is hereby amended by amending and restating the third sentence of the first paragraph of such Vesting Schedule to read as set forth below:

          "(***) of the Warrant Shares shall (***) of (***) by Extant and (***) by Tellium for (***)."

     Except as amended in this letter, the Warrant is hereby ratified and confirmed in all respects.

                                           Very truly yours,

                                           TELLIUM, INC.


                                           By: _____________________
                                               Name:
                                               Title:

                                           Agreed:

                                           EXTANT, INC.

                                           By: _____________________
                                               Name:
                                               Title:

                                      -16-